UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to § 240.14a-12

FG NEW AMERICA ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
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☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3) (4)	Filing Party: Date Filed:

In connection with the previously announced business combination between Opportunity Financial, LLC (“OppFi”) and FG New America Acquisition Corp. (“FGNA”), OppFi and OppFi’s CEO, Jared Kaplan, announced in various social media posts on March 29, 2021 Mr. Kaplan’s upcoming participation in a panel discussion hosted by IPOEdge and in various social media posts on March 26, 2021 and March 30, 2021 Mr. Kaplan’s upcoming interview with Jonah Lupton, which social media posts are being filed herewith as soliciting material.

Social Media Posts Regarding Jared Kaplan’s Upcoming Participation in a Panel Discussion hosted by IPOEdge

The following communication was shared by Jared Kaplan, CEO of OppFi, through his LinkedIn page on March 29, 2021:

LinkedIn: I’ll be joining @IPO Edge and a panel of industry experts this week to discuss the future of finance and the role OppFi will play in improving #CreditAccess for the 60 million consumers who don’t have traditional options. Register below. #FinancialInclusion

https://icrinc.zoom.us/webinar/register/WN_xew5-B3pRoiNipSElp-4SQ

Important Information regarding the OppFi/FG New America transaction, participants in the solicitation and non-solicitation: https://oppl.co/31nNfWi

The following communication was shared by Jared Kaplan, CEO of OppFi, through his Twitter account on March 29, 2021:

Twitter: This Wednesday, I’ll be joining an @IPOEdge panel to discuss the future of finance. Register below.

https://oppl.co/2QKzU8j

Important Info regarding the OppFi/FG New America transaction, participants in the solicitation and non-solicitation: https://oppl.co/31nNfWi

The following communication was shared by OppLoans on its LinkedIn page on March 29, 2021:

LinkedIn: Our CEO @ Jared Kaplan will join @ IPO Edge this week for a discussion on the future of finance and share his take on the next phase of growth for the industry. Register below.

https://icrinc.zoom.us/webinar/register/WN_xew5-B3pRoiNipSElp-4SQ

Important Information regarding the OppFi/FG New America transaction, participants in the solicitation and non-solicitation: https://oppl.co/31nNfWi

The following communication was shared by OppLoans on its Twitter account on March 29, 2021:

Twitter: Join @JaredSKaplan on Wednesday for an @IPOEdge panel discussion on the future of finance. Register here: https://oppl.co/2QKzU8j

Important Information regarding the OppFi/FG New America transaction, participants in the solicitation and non-solicitation: https://oppl.co/31nNfWi

Social Media Posts Regarding Jared Kaplan’s Upcoming Participation in an Interview with Jonah Lupton

The following communication was shared by Jared Kaplan, CEO of OppFi, through his Twitter account on March 26, 2021:

Twitter: Looking forward to discussing the OppFi vision to expand credit access with

@JonahLupton

Important Information regarding the OppFi/FG New America transaction, participants in the solicitation and non-solicitation: https://oppl.co/31nNfWi

Quoted Tweet

Upcoming CEO interviews: March 29th: Interview w/ Rob Wiesenthal, CEO of @flybladenow https://zoom.us/webinar/register/WN_OVMsbUs1T0uCwj02juUkKA… March 30th: Interview w/ Jared Kaplan, CEO of @OppLoans https://zoom.us/webinar/register/WN_2zO56MrLRGCUjClrx2SkPA… March 31st: Interview w/ Matt Ehrlichman, CEO of @PorchDotCom https://zoom.us/webinar/register/WN_PqvdSLLbSDO4CCRFqCju5g…

The following communication was shared by D. Kyle Cerminara, President and Director of FGNA, through his Twitter account on March 26, 2021:

Twitter: Looking forward to our discussion with .@JonahLupton next week on $FGNA and @OppLoans. Thanks to Jonah for hosting Jared. Disclaimer oppl.co/3vcabFp

Important Information regarding the OppFi/FG New America transaction, participants in the solicitation and non-solicitation: https://oppl.co/31nNfWi

Quoted Tweet

Looking forward to discussing the OppFi vision to expand credit access with @JonahLupton https://twitter.com/JonahLupton/status/1375487918698029059

The following communication was shared by Jared Kaplan, CEO of OppFi, through his LinkedIn page on March 30, 2021:

LinkedIn: This afternoon, I’ll join @ Jonah Lupton to discuss the OppFi vision of expanding #CreditAccess to the millions of Americans who are locked out of the traditional system. Register below. #FinancialInclusion

https://zoom.us/webinar/register/WN_2zO56MrLRGCUjClrx2SkPA

Important Information regarding the OppFi/FG New America transaction, participants in the solicitation and non-solicitation: https://oppl.co/31nNfWi

The following communication was shared by Jared Kaplan, CEO of OppFi, through his Twitter account on March 30, 2021:

Twitter: Join @JonahLupton and I at 3 pm CT/4 pm ET as we discuss the OppFi mission. Register below.

https://oppl.co/3u1Mf6b

Important Info regarding the OppFi/FG New America transaction, participants in the solicitation and non-solicitation: https://oppl.co/31nNfWi

The following communication was shared by OppLoans on its LinkedIn page on March 30, 2021:

LinkedIn: Our CEO @ Jared Kaplan]will join Jonah Lupton this afternoon to discuss the OppFi business, our journey, and our vision for bettering the financial future of the everyday consumer. Register below.

https://zoom.us/webinar/register/WN_2zO56MrLRGCUjClrx2SkPA

Important Information regarding the OppFi/FG New America transaction, participants in the solicitation and non-solicitation: https://oppl.co/31nNfWi

The following communication was shared by OppLoans on its Twitter account on March 30, 2021:

Twitter: Join @JaredSKaplan this afternoon as he discusses the OppFi journey with @JonahLupton. Register here: https://oppl.co/3u1Mf6b

Important Information regarding the OppFi/FG New America transaction, participants in the solicitation and non-solicitation: https://oppl.co/31nNfWi

Important Information About the Business Combination and Where to Find It

In connection with the proposed business combination, the Company filed a preliminary proxy statement and will file a definitive proxy statement with the U.S. Securities and Exchange Commission (the “SEC”). The Company’s stockholders and other interested persons are advised to read the preliminary proxy statement and the amendments thereto and, when available, the definitive proxy statement and documents incorporated by reference therein filed in connection with the business combination, as these materials contain important information about OppFi, the Company and the business combination. When available, the definitive proxy statement and other relevant materials for the business combination will be mailed to stockholders of the Company as of a record date to be established for voting on the business combination. Stockholders of the Company will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: FG New America Acquisition Corp., 105 S. Maple Street, Itasca, Illinois 60143, Attention: Hasan Baqar.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in the Company was filed in the preliminary proxy statement for the proposed business combination and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to FG New America Acquisition Corp., 105 S. Maple Street, Itasca, Illinois 60143, Attention: Hasan Baqar. Additional information regarding the interests of such participants will be contained in the proxy statement for the business combination when available.

OppFi and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the business combination. A list of the names of such directors and executive officers and information regarding their interests in the business combination was included in the preliminary proxy statement for the proposed business combination. Additional information regarding the interests of such participants will be contained in the proxy statement for the business combination when available.

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The Company’s and OppFi’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, OppFi's expectations with respect to the future performance of OppFi’s platform, OppFi’s expectations for its growth and profitability, OppFi's new products and their performance and OppFi’s beliefs regarding the impact of the proposed business combination on its business. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the Company’s and OppFi’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement that the Company entered into with OppFi, OppFi Shares, LLC, a Delaware limited liability company, and Todd Schwartz, in his capacity as the Members’ Representative (the “Business Combination Agreement”); (2) the outcome of any legal proceedings that may be instituted against the Company and OppFi following the announcement of the Business Combination Agreement and the transactions contemplated therein; (3) the inability to complete the proposed business combination, including due to failure to obtain approval of the stockholders of the Company, certain regulatory approvals or satisfy other conditions to closing in the Business Combination Agreement, including with respect to the levels of the Company stockholder redemptions; (4) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement or could otherwise cause the transaction to fail to close; (5) the impact of COVID-19 on OppFi’s business and/or the ability of the parties to complete the proposed business combination; (6) the inability to obtain or maintain the listing of the combined company’s shares of common stock on the New York Stock Exchange following the proposed business combination; (7) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (8) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of OppFi to grow and manage growth profitably and retain its key employees; (9) costs related to the proposed business combination; (10) changes in applicable laws or regulations; (11) the possibility that OppFi or the Company may be adversely affected by other economic, business, and/or competitive factors; and (12) other risks and uncertainties indicated from time to time in the proxy statement relating to the proposed business combination, including those under “Risk Factors” therein, and in the Company’s other filings with the SEC. The Company and OppFi caution that the foregoing list of factors is not exclusive. The Company and OppFi caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company and OppFi do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This communication shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the business combination. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.